Exhibit 99.1

Helmerich & Payne, Inc. Bank of America Merrill Lynch Energy Conference November 21-22, 2013

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

A Quick Primer on Helmerich & Payne U.S. land drilling market share leader Leader in ongoing industry land rig replacement cycle Most modern and capable land drilling fleet Strong balance sheet Focused on innovation and returns on capital

Evolution of H&P’s Global Rig Fleet International Land 29 Offshore 9 November 2001 U.S. Land 305 96 Rigs 343 Rigs (Before AC Drive Rigs) November 2013

The Drilling Market Today We have seen encouraging signs in the market, as evidenced by the 13 new build orders with long term contracts that we have recently announced. We continue to have conversations with customers for additional new build orders. We believe that differentiated performance still adds tangible value and will be rewarded accordingly. We expect our FlexRigs and other AC drive, Tier 1 rigs to continue to gain market share.

AC Rigs Continue to Gain Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

Changes in Lower 48 U.S. Land Rig Count * PDS’ active rig count includes both PDS and Grey Wolf rigs.

As of November 2013 (~1,640 Active Rigs in the U.S. By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,900 Active Rigs in the U.S. By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

High-Grading is Accelerating Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified. As of November 2012 (~1,630 Active Rigs in the U.S. By Power Type) As of November 2013 (~1,640 Active Rigs in the U.S. By Power Type)

H&P’s Lead in U.S. Land AC Drive Rigs Note: The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings.

H&P Continues to Capture Market Share As of October 2008 (Peak) (~1,900 Active Rigs in the U.S.) As of November 2013 (~1,640 Active Rigs in the U.S.) Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower.

New Builds Since the beginning of fiscal 2014, we have announced term contracts with five customers to build and operate 13 incremental FlexRigs in the U.S. These new contracts are expected to generate attractive economic returns for the Company. As of November 14, 2013, 9 of the 13 announced FlexRigs remained to be delivered. Once these rigs are completed, the Company’s global fleet is expected to include 314 FlexRigs.

H&P Activity as of November 14, 2013 Rigs Working/ Contracted 257 257 0 8 23 288 Rigs Available 305 272 33 9 29 343 9 1 353 % Contracted 84% 94% 0% 89% 79% 84% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Other AC Construction Total Fleet (1) (2) Includes announced new build commitments under term contracts. Includes an announced 3,000 horsepower AC new build under term contract with international delivery expected in Spring 2014.

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

(266 H&P Contracted Land Rigs as of 11/14/13*) Leading U.S. Unconventional Driller * Includes 9 announced new FlexRigs with customer commitments scheduled for delivery in calendar 2013 and 2014.

Unconventional Drilling Growth in Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower.

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified. U.S. Land Horizontal And Directional Activity

H&P’s New Build Program Continues H&P plans to continue a build cadence of two rigs per month through the rest of the fiscal year. We have the flexibility to increase our production cadence depending on market demand. We believe that this approach will continue to reward shareholders.

U.S. Land Market Trends Firm spot market pricing Increasing well complexity Continued customer focus on drilling efficiency, technology and safety Expectation to drill more wells with fewer rigs AC drive rigs replacing SCR and mechanical rigs

[LOGO]

U.S. Land Active Rig Count

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue.

Record Profits During Industry Slowdown ** NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. * PTEN’s operating income includes drilling operations in Canada.

Return on Equity * Including gains from the sale of investment securities and discontinued operations, H&P's corresponding ROE resulted in 17.8%. ** The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Financial. Yields calculated as of market close on November 19, 2013.

Ten-Year Relative Shareholder Return Source: Thomson Financial as of November 19, 2013

Land Drilling Market Valuations Source: Thomson Financial as of November 19, 2013.

In Summary: H&P’s long term strategy for growing shareholder value: Innovation Technology Safety and operational excellence Customer satisfaction

Additional References

Growing Shareholder Value

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that more precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Innovation & Applied Technology AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

A Value Proposition Example H&P vs. Competitors South Texas – ~18,000 ft. measured depth Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average 2013 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 25.3 18.5 Other days No Data 3 3 Moving days 4 3 Total rig revenue days per well 32.3 24.5 2. Drilling contractor dayrate $23,000 $28,000 Operator’s other intangible $25,000 $25,000 cost per day estimate Total daily cost estimate $48,000 $53,000 Total cost per well (daily services) $1,550,400 $1,298,500 3. Total well savings with H&P – per well $251,900 per year $3.75MM Increased wells per rig per year versus peer fit-for-purpose: 3.6 wells

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – May 13) OSHA Recordable Injury Incidence Rates H&P = 0.62 IADC w/o H&P = 1.86

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings.

Unconventional Plays Shaping Landscape Well Complexity is increasing: Horizontal and directional wells make up over 75% of wells drilled in the U.S. Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas A factory approach to drilling wells is required This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

H&P’s Pad Capable Fleet Approximately 50% of H&P’s active feet, all of which are AC drive rigs, are equipped with hydraulic pad systems. Our pad capable fleet is fully utilized. In addition, we continue to add new pad capable FlexRigs and have customer interest in additional pad drilling system upgrades for existing FlexRigs.

FlexRigs Leading in Pad Drilling Efforts AC Drive FlexRigs lead in pad drilling efforts in U.S. Land FlexRig3 first pad application in 2004 FlexRig4 was the first bi-directional land drilling design FlexRig5 is the latest generation of bi-directional, long lateral pad drilling rig We have drilled over 6,700 wells on approximately 1,350 pads

H&P Global Fleet Under Term Contract Segment Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY14 FY14 FY14 FY14 FY15 FY15 FY15 U.S. Land 154.7 137.2 123.9 112.8 96.5 83.1 63.3 International Land 14.9 12.8 12.0 12.0 10.3 8.2 6.4 Offshore 3.0 3.0 2.5 1.9 1.0 1.0 1.0 Total 172.6 153.0 138.4 126.7 107.8 92.3 70.7 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average, Including Announced New Builds - as of 11/14/13)

Active Idle Total Long-term Contracts Argentina 8 1 9 5 Bahrain 2 1 3 2 Colombia 5 2 7 2 Ecuador 5 1 6 1 Tunisia 1 1 2 U.A.E. 2 2 2 Total 23 6 29 12 H&P’s International Land Operations 11 of 16 FlexRigs, included in the international fleet of 29 rigs, are under long-term contracts. (1) Rig Fleet Status (as of November 14, 2013)

Oil vs. Natural Gas Directed Rig Count

Oil and Natural Gas Prices Source: Energy Information Administration Oil Prices Natural Gas Prices

Dry Gas (Long-term Contracts) 4% H&P’s Exposure to Oil & Liquids Estimated proportion of H&P’s active U.S. Land rigs by primary hydrocarbon target as of 11/14/13 Dry Gas (Spot Market) 3%

End of Document